                                                                    EXHIBIT 10.3
                                     [FORM]


                         HOLLY LOGISTIC SERVICES, L.L.C.
                           PERFORMANCE UNIT AGREEMENT
                      UNDER THE HOLLY ENERGY PARTNERS, L.P.
                            LONG-TERM INCENTIVE PLAN

         This Performance Unit Agreement (the "Agreement") is made and entered into by and between HOLLY LOGISTIC SERVICES, L.L.C. (the "Company"), and ___________________ (the "Employee"). This Agreement is entered into as of the
____ day of ___, ____ (the "Date of Grant").

                                   WITNESSETH:


         WHEREAS, the Company has adopted the HOLLY ENERGY PARTNERS LONG-TERM INCENTIVE PLAN (the "Plan") to attract, retain and motivate employees, directors and consultants; and

         WHEREAS, the Company believes that a grant to the Employee of restricted units of Holly Energy Partners, L.P. (the "Partnership") as part of the Executive's compensation for services provided to the Company is consistent with the stated purposes for which the Plan was adopted.

         NOW, THEREFORE, in consideration of the services rendered by the Employee, it is agreed by and between the Company and the Employee, as follows:

         1. Grant. The Company hereby grants as of the Date of Grant a Performance Award (as defined in the Plan) of ________ performance units (the "Units"), subject to the terms and conditions set forth in this Agreement. Depending upon the performance of Holly Energy Partners, L.P. (the "Partnership"), the Employee may earn from ___ percent (__%) to ______ percent (____%) of the Units, based on the total unitholder return ("TUR") of the Partnership's common units (the "Units"), as compared to the TUR of a peer group of companies as provided in Section 2.

         2. Nature of Award. The Units represent an award for the "Performance Period" described in this Section 2. The Performance Period begins on ____, __ and ends on ____, __. At the end of the Performance Period, the Employee shall be entitled to a cash payment equal to the value of the Units as determined under this Section 2 and payable at the time indicated in Section 4 or Section 3(b), as applicable. At the end of the Performance Period, the amount paid with respect to the Units will be based upon the TUR of the Partnership compared to the TUR of a select group of peer companies designated by the Committee for performance measurement purposes (the "Peer Group"), which for this Performance Period shall be _______________________________________________________________
_______________________________________________________________________________.
TUR includes both appreciation in unit price during the Performance Period and the assumed reinvestment of any distributions declared into additional Units at the time distributions are paid. The Unit price for the TUR calculation of the Company shall be the average Unit price for the final thirty- (30-) day trading period of the Performance Period (the "Unit Price"). The amount payable to the Employee pursuant to the Agreement shall be an amount equal to the number of Units (as specified in Section 1 and after any applicable adjustment under Section 3) multiplied by a "Performance Percentage" (which will be based upon the Partnership's TUR ranking as compared to the ranking of the Peer Group) multiplied by the Unit Price. The Performance Percentage will be determined in accordance with the following "Performance Schedule."

                              PERFORMANCE SCHEDULE

                           PERFORMANCE PERCENTAGE (%)
                            TO BE MULTIPLIED BY UNITS
         BASED UPON THE PARTNERSHIP'S TUR AS COMPARED TO THE PEER GROUP

--------------------------------------------------------------------------------

 THE PARTNERSHIP'S TSR AS COMPARED TO           PERFORMANCE PERCENTAGE (%) TO BE
THE PEER GROUP TSR - PERCENTILE RANKING               MULTIPLIED BY UNITS
    ____ Percentile or Less                                  __%
    Greater than ___ and equal to or less
    than ___ Percentile                                      __%
    Greater than ___ and equal to or less
    than ___ Percentile                                      __%
    Greater than ___ and equal to or less
    than ___ Percentile                                      __%
    Greater than ___ and equal to or less
    than ___ Percentile                                      __%
    Greater than ___ Percentile                              __%

         3. Early Termination. In the event of separation from employment of the Employee prior to the end of the Performance Period on account of an event described in this Section 3, the number of Units with respect to which payment at the end of the Performance Period is based shall be determined as follows:

                  (a) (i) In the event that the Employee separates from employment for any reason other than voluntary separation or Cause, as defined in Section 3(c)(vii), or (ii) in the event of the Employee's death or (iii) in the event of the Employee's total and permanent disability as determined by the Committee in its sole discretion, or
         (iv) in the event that the Employee shall retire after attaining normal retirement age of 62 or after attaining an earlier retirement age approved by the Committee in its sole discretion, the number of Units that shall be earned by and paid to the Employee or his beneficiary, in accordance with and at the time specified in Section 4, shall be determined as follows: the Employee shall forfeit a percentage of the Units equal to the percentage that the number of full months following the date of separation, death, disability or retirement to the end of the Performance Period bears to _______ days. The Committee shall determine the number of Units earned and the amount to be paid to the Employee or his beneficiary as soon as administratively practicable after the end of the Performance Period based upon the TUR calculation determined pursuant to Section 2 for the entire

         Performance Period. In its sole discretion, the Committee may make a payment to the Employee assuming a Performance Percentage of up to ______ percent (____%) of the Units instead of the pro-rata number of Units as determined pursuant to this Section 3(a). Unless the Committee determines otherwise, the Employee will have no right to any other Units and those other Units granted under this Agreement will be forfeited. If the Employee separates from employment prior to the end of the Performance Period due to voluntary separation or on account of Cause, all Units hereunder will be forfeited.

                  (b) In the event of a Special Involuntary Termination, as defined in Section 3(c)(vi), before the end of the Performance Period, no Units shall be forfeited, and payment with respect to ______ percent (____%) of the Units shall be made as soon as administratively practicable following the Special Involuntary Termination. In the event of a Special Involuntary Termination, the amount payable with respect to this Agreement will equal the number of Units granted pursuant to
         Section 1, multiplied by the Unit Price, and multiplied by a Performance Percentage of ______ percent (____%); provided, however, the Unit Price shall be calculated using the average Unit price for the thirty- (30-) day trading period preceding the date of the Special Involuntary Termination. Payment pursuant to this Section 3(b) is in-lieu of payment pursuant to Section 3(a) and if the Employee receives payment pursuant to this Section 3(b) the Employee will not be entitled to any payment pursuant to Section 3(a).

                  (c) Definitions. For purposes of this Section 3,

                           (i) "Change in Control" shall mean:

                                    A. Any "Person" (as defined in Section
                           3(c)(ii) below), other than Holly Corporation ("Holly") or any of its wholly-owned subsidiaries, HEP Logistics Holdings, L.P. (the "General Partner"), the Partnership, the Company, or any of their subsidiaries, a trustee or other fiduciary holding securities under an employee benefit plan of Holly, the Partnership, the Company or any of their "Affiliates" (as defined in Section 3(c)(v) below), an underwriter temporarily holding securities pursuant to an offering of such securities, or an entity owned, directly or indirectly, by the holders of the voting securities of Holly, the Company, the General Partner or the Partnership in substantially the same proportions as their ownership in Holly, the Company, the General Partner or the Partnership, respectively, is or becomes the "Beneficial Owner" (as defined in Section 3(c)(iii) below), directly or indirectly, of securities of Holly, the Company, the General Partner or the Partnership (not including in the securities beneficially owned by such person any securities acquired directly from Holly, the General Partner, the Partnership, the Company or their Affiliates) representing more than forty percent (40%) of the combined voting power of Holly's, the Company's, the General Partner's or the Partnership's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in Section 3(c)(i)(C)(1) below.

                                    B. The individuals who as of the Date of
                           Grant constitute the Board of Directors of Holly (the "Holly Board") and any "New Director" (as defined in
                           Section 3(c)(iv) below) cease for any reason to constitute a majority of the Holly Board.

                                    C. There is consummated a merger or
                           consolidation of Holly, the Company, the General Partner or the Partnership with any other entity, except if:

                                             (1) the merger or consolidation
                                    results in the voting securities of Holly, the Company, the General Partner or the Partnership outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least sixty percent (60%) of the combined voting power of the voting securities of Holly, the Company, the General Partner or the Partnership, as applicable, or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; or

                                             (2) the merger or consolidation is
                                    effected to implement a recapitalization of Holly, the Company, the General Partner or the Partnership (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly, or indirectly, of securities of Holly, the Company, the General Partner or the Partnership, as applicable, (not including in the securities beneficially owned by such Person any securities acquired directly from Holly, the Company, the General Partner or the Partnership or their Affiliates other than in connection with the acquisition by Holly, the Company, the General Partner or the Partnership or its Affiliates of a business) representing more than forty percent (40%) of the combined voting power of Holly's, the Company's, the General Partner's or the Partnership's, as applicable, then outstanding securities.

                                    D. The holders of the voting securities of
                           Holly, the Company, the General Partner or the Partnership approve a plan of complete liquidation or dissolution of Holly, the Company, the General Partner or the Partnership, as applicable, or an agreement for the sale or disposition by Holly, the Company, the General Partner or the Partnership of all or substantially all of Holly's, the Company's, the General Partner's or the Partnership's assets, as applicable, other than a sale or disposition by Holly, the Company, the General Partner or the Partnership of all or substantially all of Holly's, the Company's, the General Partner's, or the Partnership's assets, as applicable, to an entity at least sixty percent (60%) of the combined voting power of the voting securities of which is owned by the direct or indirect holders of the voting securities of Holly, the

                           Company, the General Partner or the Partnership, as applicable, in substantially the same proportions as their ownership of Holly, the Company, the General Partner or the Partnership, as applicable, immediately prior to such sale.

                           (ii) "Person" shall have the meaning given in section
                  3(a)(9) of the Securities Exchange Act of 1934 (the "1934 Act") as modified and used in sections 13(d) and 14(d) of the 1934 Act.

                           (iii) "Beneficial Owner" shall have the meaning
                  provided in Rule 13d-3 under the 1934 Act.

                           (iv) "New Director" shall mean an individual whose
                  election by the Holly Board, or nomination for election by holders of the voting securities of Holly, was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the Date of Grant or whose election or nomination for election was previously so approved or recommended. However, "New Director" shall not include a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation relating to the election of directors of Holly.

                           (v) "Affiliate" shall have the meaning set forth in
                  Rule 12b-2 promulgated under section 12 of the 1934 Act.

                           (vi) "Special Involuntary Termination" shall mean the
                  occurrence of (1) or (2) below within sixty (60) days prior to, or at any time after, a "Change in Control" (as defined in Section 3(c)(i)), where (1) is termination of the Employee's employment with the Company (including subsidiaries of the Company) by the Company for any reason other than "Cause" (as defined in Section 4(d)(vii)) and (2) is a resignation by the Employee from employment with the Company (including subsidiaries of the Company) within ninety (90) days after an "Adverse Change" (as defined in Section 3(d)(vii)) by the Company (including subsidiaries of the Company) in the terms of the Employee's employment.

                           (vii) "Cause" shall mean (A) an act or acts of
                  dishonesty on the part of the Employee constituting a felony or serious misdemeanor and resulting or intended to result directly in gain or personal enrichment at the expense of the Company; (B) gross or willful and wanton negligence in the performance of the Employee's material and substantial duties of employment with the Company; (C) conviction of a felony involving moral turpitude. The existence of Cause shall be determined by the Committee, in its sole and absolute discretion.

                           (viii) "Adverse Change" shall mean (A) a change in
                  the city in which the Employee is required to work regularly,
                  (B) a substantial increase in travel requirements of employment, (C) a substantial reduction in duties of the type previously performed by the Employee, or (D) a significant reduction in compensation or benefits (other than bonuses and other discretionary items of compensation) that does not apply generally to executives of the Company or its successor.

         4. Payment of Units. The value of the Units earned shall be converted to a fully equivalent cash value at the end of the Performance Period (or such earlier time as specified under Section 3(b)) and shall be payable in cash as soon as reasonably practicable following the close of the Performance Period (or such earlier time as specified under Section 3(b)) in the amount determined in accordance with Section 2, as adjusted by Section 3, if applicable. Such cash payment will be subject to withholding for taxes and other applicable payroll adjustments. The Committee's determination of the amount payable shall be binding upon the Employee and his beneficiary or estate.

         5. Adjustment in Number of Units. Except as provided below, in the event that the outstanding Units of the Partnership are increased, decreased or exchanged for a different number of kind of units or other securities, or if additional, new or different units or securities are distributed with respect to the Units through merger, consolidation, sale of all or substantially all of the assets of the Partnership, reorganization, recapitalization, unit dividend, unit split, reverse unit split or other distribution with respect to such Units, the number of Units subject to this Agreement shall be adjusted, in the sole discretion of the Committee, to reflect the change in outstanding Units, and, to the extent Units are replaced or exchanged for different securities, the Committee shall, in its sole discretion, cause the Units to be valued in accordance with Sections 2 and 3 of this Agreement, but with respect to such new securities.

         6. Definitions; Copy of Plan. To the extent not specifically provided herein, all terms used in this Agreement shall have the same meanings ascribed to them in the Plan. By the execution of this Agreement, the Employee acknowledges receipt of a copy of the Plan. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any applicable law, then such provision will be deemed to be modified to the minimum extent necessary to render it legal, valid and enforceable; and if such provision cannot be so modified, then this Agreement will be construed as if not containing the provision held to be invalid, and the rights and obligations of the parties will be construed and enforced accordingly.

         7. Administration. This Agreement shall at all times be subject to the terms and conditions of the Plan. The Committee shall have sole and complete discretion with respect to all matters reserved to it by the Plan and decisions of the majority of the Committee with respect thereto and this Agreement shall be final and binding upon the Employee and the Company. In the event of any conflict between the terms and conditions of this Agreement and the Plan, the provisions of the Plan shall control.

         8. No Right to Continued Employment. This Agreement shall not be construed to confer upon the Employee any right to continue as an Employee of the Company and shall not limit the right of the Company, in its sole discretion, to terminate the service of the Employee at any time.

         9. Governing Law. This Agreement shall be interpreted and administered under the laws of the State of Texas, without giving effect to any conflict of laws provisions.

         10. Amendments. This Agreement may be amended only by a written agreement executed by the Company and the Employee. Any such amendment shall be made only upon the mutual consent of the parties, which consent (of either party) may be withheld for any reason.

         11. No Liability for Good Faith Determinations. The Company and the members of the Committee and the Board shall not be liable for any act, omission or determination taken or made in good faith with respect to this Agreement or the Units granted hereunder.

         12. No Guarantee of Interests. The Board and the Company do not guarantee the Units (as defined in the Plan) from loss or depreciation.

         13. Nontransferability. This Agreement and all rights under this Agreement shall not be transferable by the Employee during his life other than by will or pursuant to applicable laws of descent and distribution. Any rights and privileges of the Employee in connection herewith shall not be transferred, assigned, pledged or hypothecated by the Employee or by any other person or persons, in any way, whether by operation of law, or otherwise, and shall not be subject to execution, attachment, garnishment or similar process. In the event of any such occurrence, this Agreement shall automatically be terminated and shall thereafter be null and void. Notwithstanding the foregoing, all or some of the Units or rights under this Agreement may be transferred to a spouse pursuant to a domestic relations order issued by a court of competent jurisdiction.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its officers thereunto duly authorized, and the Employee has set his hand effective as of the date and year first above written.



                                            HOLLY LOGISTIC SERVICES, L.L.C.


                                            By:
                                               --------------------------------


                                            -----------------------------------
                                            Employee